Aberdeen Funds: Summary Prospectus

Aberdeen Emerging Markets Debt Fund

February 28, 2020

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling (866) 667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2020, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2019, are incorporated by reference into this summary prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Fund Tickers

Class A: AKFAX Class C: AKFCX Class R: AKFRX Institutional Class: AKFIX Institutional Service Class: AKFSX

Objective

The Aberdeen Emerging Markets Debt Fund (the "Emerging Markets Debt Fund" or the "Fund") seeks long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Debt Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A and Class A1 Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 190 and 255 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges" and "Reduction of Sales Charges" sections on pages 179 and 180 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020  1

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%[2]	None	None	None
Small Account Fee[3]	$20	$20	None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.75%	0.70%	0.75%	0.64%	0.61%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[5]	1.61%	2.31%	1.86%	1.25%	1.22%
Less: Amount of Fee Limitations/Expense Reimbursements[6]	0.56%	0.65%	0.56%	0.59%	0.56%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements[5]	1.05%	1.66%	1.30%	0.66%	0.66%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

3  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

4  Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

5  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund's Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund's Financial Highlights in the Fund's prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

6  Aberdeen Funds (the "Trust") and the Adviser have entered into a written contract limiting operating expenses to 0.65% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Debt Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$404	$740	$1,099	$2,108
Class C shares	$269	$659	$1,176	$2,596
Class R shares	$132	$530	$954	$2,134
Institutional Class shares	$67	$338	$630	$1,459
Institutional Service Class shares	$67	$332	$616	$1,428

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$169	$659	$1,176	$2,596

2  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020

Portfolio Turnover

The Emerging Markets Debt Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71.06% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Emerging Markets Debt Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in emerging market debt securities. An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market debt securities include securities issued by: (a) government-related bodies of emerging market countries and/or (b) a corporation that Fund management has determined meets one or more of the following criteria:

•  the company is organized under the laws of, or has its principal office in an emerging market country;

•  the company has its principal securities trading market in an emerging market country; and/or

•  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

Debt securities, for purposes of the 80% policy, include but are not limited to conventional and index-linked bonds, debt-related interest rate swaps, conventional bonds, inflation-linked bonds and debt-related private placements including securities issued under Rule 144A or Regulation S ("Regulation S Securities"). The Fund may invest in both investment-grade and high yield securities (commonly referred to as "junk bonds"). The Fund may invest in securities of any maturity.

The Emerging Markets Debt Fund is non-diversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

The Adviser will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. It will assess both the risk-return profile of an individual investment, as well as the risk-return impact of its incremental addition to the Fund as a whole, and then construct a risk-controlled portfolio of instruments. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. The Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. Permitted derivative instruments include, but are not limited to, fixed income futures, non-deliverable forwards and swaps (including, but not limited to, credit default, credit derivative, interest rate, currency and inflation swaps). Derivative instruments may be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund, or for other purposes deemed necessary by the Adviser and/or Subadviser to pursue the Fund's investment objective. Credit derivatives may be used to adjust the Fund's exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. The Fund may take short positions via derivatives in securities, interest rates, credits, currencies and markets. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

For additional information regarding derivatives, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Principal Risks

The Emerging Markets Debt Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund's performance. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020  3

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Fixed Income Securities Risk — Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund's portfolio holdings. These procedures and tests take into account the Fund's investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Non-Diversified Fund Risk — The Fund's performance may be more volatile than a diversified fund because it may

4  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020

invest a greater percentage of its total assets in the securities of a single issuer.

Non-Hedging Foreign Currency Trading Risk — Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

Private Placements and Other Restricted Securities Risk — Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund's level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government's debt securities held by the Fund and impact an issuer's ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government's default on its debt securities may cause the value of securities held by the Fund to decline significantly.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Debt Fund. The bar chart shows how the Fund's annual total returns for Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund's average annual total returns to the returns of the J.P.

Morgan EMBI Global Diversified Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 7.40% – 1st quarter 2019
Lowest Return: -6.27% – 2nd quarter 2018

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Year	Since Inception (November 1, 2012)
Class A shares–Before Taxes	11.33%	4.50%	2.69%
Class C shares–Before Taxes	13.07%	4.50%	2.63%
Class R shares–Before Taxes	14.52%	4.92%	3.07%
Institutional Class shares– Before Taxes	15.21%	5.52%	3.63%
Institutional Class shares–After Taxes on Distributions	13.09%	3.80%	1.93%
Institutional Class shares–After Taxes on Distributions and Sales of Shares	8.96%	3.46%	1.99%
Institutional Service Class shares–Before Taxes	15.25%	5.52%	3.65%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	15.04%	6.24%	4.84%

  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020  5

Investment Adviser

Aberdeen Standard Investments Inc. (the "Adviser") serves as the Emerging Markets Debt Fund's investment adviser and Aberdeen Asset Managers Limited ("AAML") serves as the Fund's subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
Kevin Daly	Investment Director	Inception*
Brett Diment	Head of Global Emerging Market Debt	Inception*
Edwin Gutierrez	Head of Emerging Market Sovereign Debt	Inception*
Andrew Stanners	Investment Director	Inception*
Viktor Szabó, CFA®	Investment Director	Inception*

* Inception date: November 1, 2012

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

6  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020

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  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020  7

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8  Aberdeen Emerging Markets Debt Fund: Summary Prospectus as of February 28, 2020

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